                                                                   EXHIBIT 10.77

                                                                [EXECUTION COPY]


                 WAIVER AND AMENDMENT NO. 1 TO CREDIT AGREEMENT

         This WAIVER AND AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of August 2, 2000 (as amended, supplemented, amended and restated or otherwise modified from time to time, this "AMENDMENT"), is made by and among RAILAMERICA, INC., a Delaware corporation ("HOLDINGS"), PALM BEACH RAIL HOLDING, INC., a Delaware corporation and a wholly owned Subsidiary of Holdings ("INTERMEDIATE HOLDINGS"), RAILAMERICA TRANSPORTATION CORP., a newly-formed Delaware corporation and a wholly owned Subsidiary of Intermediate Holdings (the "Company"), RAILINK, LTD., a corporation organized and existing under the laws of the Province of Alberta, Canada (the "CANADIAN BORROWER") and FREIGHT VICTORIA LIMITED, a corporation organized and existing under the laws of Australia (the "AUSTRALIAN BORROWER" and, together with the Company and the Canadian Borrower, the "BORROWERS"), the various financial institutions and other Persons from time to time parties hereto (the "LENDERS"), DLJ CAPITAL FUNDING, INC. ("DLJ"), as the Syndication Agent (in such capacity, the "SYNDICATION AGENT") for the Lenders, the Lead Arranger and the Sole Book Running Manager and THE BANK OF NOVA SCOTIA, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders.

                              W I T N E S S E T H:

         WHEREAS, the Borrowers, the various financial institutions as are or may become parties thereto (collectively, the "LENDERS"), the Agents and ING (U.S.) Capital LLC and Fleet National Bank, as documentation agent (in such capacity, the "DOCUMENTATION AGENTS") for the Lenders, have heretofore entered into the Credit Agreement, dated as of February 4, 2000 (the "CREDIT AGREEMENT"); and

         WHEREAS, the Borrowers intend to (a) repay approximately $95,000,000 of outstanding Subordinated Bridge Notes of the Company (the "SUBORDINATED BRIDGE REFINANCING"), (b) repay approximately $20,000,000 of outstanding Intermediate Holdings Asset Bridge Notes (the "ASSET BRIDGE REFINANCING") and (c) pay fees and expenses (the "EXPENSE PAYMENTS") in connection with the Subordinated Bridge Refinancing and the Asset Bridge Refinancing and such transactions related thereto, including those described in the recitals hereto, being herein collectively referred to as the "TRANSACTION") in an amount not to exceed $5,000,000;

         WHEREAS, the Borrowers desire to have the Lenders, subject to the conditions and on the terms set forth below, amend certain terms and provisions of the Credit Agreement in order to provide for, inter alia, the incurrence by the Company of its Senior Subordinated Notes in an original principal amount of at least $120,000,000 ("SENIOR SUBORDINATED NOTE ISSUANCE") and to allow for the dividend of $20,000,000 to Intermediate Holdings to repay the Asset Bridge Notes;

         WHEREAS, the Company desires to (i) create a new wholly-owned subsidiary to be incorporated in the State of Delaware ("Newco"), (ii) transfer to Newco all of the outstanding capital stock of RL Acquisition Corp. presently held by the Company and (iii) merge RL Acquisition with and into the Canadian Borrower with the Canadian Borrower being the surviving corporation (the transactions referred to in clauses (i), (ii) and (iii) being referred to herein as the "CANADIAN RESTRUCTURING");

         WHEREAS, the Borrowers desire to have the Lenders to waive compliance with Section 7.2.5 of the Credit Agreement restricting Investments to permit the Canadian restructuring; and

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE II

                                   DEFINITIONS

         Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement shall have such meanings when used in this Amendment.

                                   ARTICLE III

                       WAIVER OF CERTAIN PROVISIONS OF THE
            CREDIT AGREEMENT AS OF THE AMENDMENT NO. 1 EFFECTIVE DATE

         Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, and in reliance upon the representations and warranties made herein, each of the Lenders hereby agrees that certain terms and provisions of the Credit Agreement are hereby waived, but only to the extent set forth in this
ARTICLE II. Except as expressly so waived, or as otherwise amended hereby, the Credit Agreement shall continue in full force and effect in accordance with its terms.

         SUBPART III.1. WAIVER OF SECTION 7.2.5. The requirements of Section
7.2.5 of the Credit Agreement are hereby waived to the extent, but only to the extent, to permit the Canadian Restructuring; provided, that Newco executes a Subsidiary Guaranty and that the provisions of Section 7.1.8 of the Credit Agreement are complied with.

                                   ARTICLE IV

                         AMENDMENTS TO CREDIT AGREEMENT

         Subject to the conditions and on the terms set forth herein (including satisfaction of the conditions set forth in ARTICLE III), and in reliance on the representations and warranties of the Borrower contained herein, the Credit Agreement is hereby amended, as of the date hereof, in accordance with SECTION 3.1, SECTION 3.2 and SECTION 3.3; except as so amended, the Credit Agreement shall continue in full force and effect.

         SECTION IV.1. AMENDMENTS TO ARTICLE I. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition in such
Section in the appropriate alphabetical sequence:

                  "`AMENDMENT NO. 1' means that certain Amendment No. 1 to Credit Agreement, dated as of August 2, 2000, between the Borrowers and the Agents and consented to by the Lenders that provided their consents thereto to the Administrative Agent."

                  "`AMENDMENT NO. 1 EFFECTIVE DATE' means August 2, 2000."

         SECTION IV.2. AMENDMENTS TO ARTICLE III. Article III of the Credit Agreement is hereby amended as set forth in SECTION 3.2.1:

         SECTION IV.2.1. SECTION 3.1.1. Section 3.1.1 of the Credit Agreement is hereby amended by replacing clause (h) thereof to read in its entirety as follows:

                  "(h) Concurrently with the receipt by Holdings, Intermediate Holdings, the Company or any of the Restricted Subsidiaries of any Net Debt Proceeds or Net Equity Proceeds, Holdings shall deliver to the Agents a calculation of the amount of such Net Debt Proceeds or Net Equity Proceeds, as the case may be, and the Company shall make a mandatory prepayment of the Term Loans in an amount equal to 100% of such Net Debt Proceeds or 50% of such Net Equity Proceeds, as the case may be, to be applied as set forth in SECTION 3.1.2; PROVIDED, HOWEVER, that if the net proceeds of the Permanent Financing Debt are sufficient to pay in full the Subordinated Bridge Notes then Holdings or the Company may use 100% of the Net Debt Proceeds of Permanent Financing Debt in excess of the amount required to pay in full the Subordinated Bridge Notes in an aggregate amount not to exceed the lesser of $20,000,000 or the then outstanding amount of Indebtedness evidenced by the Intermediate Holdings Asset Bridge Notes to redeem or prepay Intermediate Holdings Asset Bridge Notes and 100% of the remaining balance of such excess Net Debt Proceeds shall be used to make a mandatory prepayment of the Term Loans."

         SECTION IV.3. AMENDMENTS TO ARTICLE VII. Article VII of the Credit Agreement is hereby amended as set forth in SECTION 3.3.1:

         SECTION IV.3.1. SECTION 7.2.8. Section 7.2.8 of the Credit Agreement is hereby amended by replacing clause (c) thereof to read in its entirety as follows:

                  "(c) redeem, retire, purchase or defease any Intermediate Holdings Asset Bridge Notes other than from (i) the net proceeds of a Disposition of Intermediate Holdings Excluded Assets or (ii) the net proceeds of a Disposition of QRC or (iii) that portion of (x) Net Equity Proceeds arising from a Disposition of Capital Stock of Holdings not required to be used to prepay Loans pursuant to clause (h) of
         Section 3.1.1 or (y) Excess Cash Flow not required to be used to prepay Loans pursuant to clause (g) of Section 3.1.1 in an amount not to exceed the lesser of $10,000,000 and then outstanding Indebtedness evidenced by the Intermediate Holdings Asset Bridge notes or (iv) that portion of the Net Debt Proceeds of the Permanent Financing Debt that is permitted to be used to redeem or prepay the Intermediate Holdings Asset Bridge Notes in an aggregate amount not to exceed the lesser of
         (x) $20,000,000 or (y) the then outstanding Indebtedness evidenced by the Intermediate Holdings Asset Bridge Notes; or"

                                    ARTICLE V

                              CONDITIONS PRECEDENT

         This Amendment shall become effective, as of the date hereof, upon satisfaction of each of the conditions precedent set forth in this ARTICLE IV (the first date as of which each such condition has been satisfied being herein called the "AMENDMENT NO. 1 EFFECTIVE DATE").

         SECTION V.1. COUNTERPARTS AND LENDER CONSENTS. The Agents shall have received counterparts hereof executed on behalf of the Borrowers and the Administrative Agent shall have confirmed to the Borrowers and the Syndication Agent that it has received from the Required Lenders their respective consents hereto.

         SECTION V.2. TRANSACTION CONSUMMATED. The Senior Subordinated Note Issuance shall have become effective on terms (including documentation in respect thereof in form and substance) satisfactory in all respects to the Agents and resulted in gross cash proceeds of at least $120,000,000. $95,000,000 of the net proceeds of the Senior Subordinated Note Issuance shall have been used by the Company to repay the Subordinated Bridge Notes and $20,000,000 shall have been used by Intermediate Holdings to repay a portion of the Intermediate Holdings Asset Bridge Notes.

         SECTION V.3. DOCUMENTS RELATED TO SENIOR SUBORDINATED NOTE ISSUANCE. The Agents shall have received (with copies for each Lender that shall have requested in writing copies thereof) copies of fully executed versions of all documents relating to the Senior Subordinated Note Issuance, certified to be true and complete copies thereof by an Authorized Officer of Holdings, Intermediate Holdings and the Company. Each such document shall be in full force and effect and shall not have been modified or waived in any material respect unless otherwise agreed to by the Required Lenders.

         SECTION V.4. AMENDMENT NO. 1 EFFECTIVE DATE CERTIFICATE The Administrative Agent shall have received, with counterparts for each Lender, the Amendment No. 1 Effective Date Certificate, dated the Amendment No. 1 Effective Date and duly executed and delivered by an Authorized Officer, of each of Holdings, Intermediate Holdings and the Company, in which certificate each of Holdings, Intermediate Holdings and the Company shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of each of Holdings, Intermediate Holdings and the Company as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct. All documents and agreements required to be appended to the Amendment No. 1 Effective Date Certificate shall be in form and substance reasonably satisfactory to the Syndication Agent.

         SECTION V.5. COMPLIANCE WITH SECTION 7.1.8. Pursuant to Section 7.1.8 of the Credit Agreement, the Administrative Agent shall have received from Newco an executed Subsidiary Guaranty and all other related Loan Documents, including but not limited to, executed financing statements and mortgages and a pledge of 65% of its Voting Stock. In addition, the Administrative Agent shall have received a pledge of 65% of the Voting Stock of RL Acquisition Corp.

         SECTION V.6. EXECUTION OF FEE LETTER. DLJ shall have received executed copies of the Fee Letter, dated as of August 2, 2000, between DLJ and Holdings and Holdings shall have performed all of its obligations thereunder.


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         SECTION VI.1. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to consent to the amendments contained herein and the Agents to enter into this Amendment, each of Holdings, Intermediate Holdings and the Company, jointly and severally, represents and warrants that the representations and warranties contained in Article VI of the Credit Agreement are true and correct, as of the date hereof and as of the Amendment No. 1 Effective Date, in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and additionally represents and warrants unto each Agent and each Lender as set forth in this ARTICLE V.

         SECTION VI.2. VALIDITY, ETC. This Amendment constitutes the legal, valid and binding obligation of the Borrowers enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         SECTION VI.3. NO DEFAULT. After giving effect to this Amendment, no Default has occurred and is continuing as of the date hereof and as of the Amendment No. 1 Effective Date.


                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         SECTION VII.1. RATIFICATION OF AND REFERENCES TO THE CREDIT AGREEMENT. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

         SECTION VII.2. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION VII.3. EXECUTION IN COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION VII.4. GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                                   RAILAMERICA, INC.


                                                   By: /s/ DONALD REDFEARN
                                                       ------------------------
                                                       Name:
                                                       Title:

                                                   PALM BEACH RAIL HOLDING, INC.



                                                   By: /s/ DONALD REDFEARN
                                                       ------------------------
                                                       Name:
                                                       Title:

                                               RAILAMERICA TRANSPORTATION CORP.



                                               By: /s/ DONALD REDFEARN
                                                   ------------------------
                                                   Name:
                                                   Title:

                                                   FREIGHT VICTORIA LIMITED



                                                   By: /s/ DONALD REDFEARN
                                                       ------------------------
                                                       Name:
                                                       Title:

                                                   RAILINK LTD.



                                                   By: /s/ DONALD REDFEARN
                                                       ------------------------
                                                       Name:
                                                       Title:

                           DLJ CAPITAL FUNDING, INC., as Syndication Agent



                           By: /s/ DANA F. KLEIN
                               ---------------------------------------------
                               Name:  Dana F. Klein
                               Title: Senior Vice President

                                THE BANK OF NOVA SCOTIA, as Administrative Agent



                                 By  /s/ W. BROWN
                                     ----------------------------------------
                                     Name: W.J. Brown
                                     Title: Vice President

                                                   PPM Spyglass Funding Trust

                                                   By: /s/ KELLY C. WALKER
                                                       ------------------------
                                                       Name: Kelly C. Walker
                                                       Title: Authorized Agent

                                          BANK ONE, NA



                                          By: /s/ AARON S. LANSKI
                                              ------------------------------
                                              Name: Aaron S. Lanski
                                              Title: Assistant Vice President

                                                   Bank of Montreal

                                                   By: /s/ RUSSELL T. PLAYFORD
                                                       -----------------------
                                                       Name: Russell T. Playford
                                                       Title: Managing Director

                                      Bank of Tokyo-Mitsubishi Trust Company

                                      By: /s/ JOSEPH P. DEVOE
                                          -----------------------------------
                                          Name: Joseph P. Devoe
                                          Title: Vice President

                                                   The CIT Group, Inc.



                                                   By: /s/ VICKI REID
                                                       ------------------------
                                                       Name: Vicki Reid
                                                       Title:

                            Citibank N.A., as Additional Investment Manager for and on behalf of Five Finance Corporation



                            By: /s/ MARTIN DAVEY
                                -------------------------------------
                                Name: Martin Davey
                                Title: Vice President

                            By: /s/ DANIEL SLOTKIN
                                -------------------------------------
                                Name: Daniel Slotkin
                                Title: Vice President

                            PROMETHEUS INVESTMENT FUNDING NO. 1 LTD. By: CPF Asset Advisory, L.P., as Investment Manager

                            By  /s/ TIMOTHY L. HARROD
                                -------------------------------------------
                                Name: Timothy L. Harrod
                                Title: Director

                             By: /s/ IRV ROA
                                -------------------------------------------
                                Name: Irv Roa
                                Title: Associate Director

                                        CREDIT LYONNAIS NEW YORK BRANCH



                                        By: /s/ ROBERT IVOOLVICH
                                            --------------------------------
                                            Name: Robert Ivoolvich
                                            Title: Senior Vice President

                                                   By: /s/ SCOTTYE D. LINDSEY
                                                       ------------------------
                                                       Name: Scottye D. Lindsey
                                                       Title: Vice President

                                                   ELC (Cayman) Ltd. 2000-I

                                                   By: /s/ RUSSELL MORRIS
                                                       ------------------------
                                                       Name: Russell Morris
                                                       Title: Vice President

                                                   ELC (Cayman) Ltd. 1999-III

                                                   By: /s/ RUSSELL MORRIS
                                                       -----------------------
                                                       Name: Russell Morris
                                                       Title: Vice President

                                                   ELC (Cayman) Ltd.



                                                   By: /s/ RUSSELL MORRIS
                                                       ------------------------
                                                       Name: Russell Morris
                                                       Title: Vice President

                                                   FOOTHILL INCOME TRUST, L.P.



                                                   By: /s/  M.E. STEARNS
                                                       -----------------------
                                                       Name: M.E. Stearns
                                                       Title: Managing Member

                                                   FORTIS BANK (NEDERLAND) N.V.



                                                   By: /s/  M.P.A. ZONDAG
                                                       ------------------------
                                                       Name: M.P.A. Zondag
                                                       Title: Vice President

                                                   By: /s/  R.M. BORST
                                                       ------------------------
                                                       Name: R.M. Borst
                                                       Title:

                                       HELLER FINANCIAL, INC.



                                       By: /s/  SCOTT ZIEMKA
                                           -------------------------------
                                           Name: Scott Ziemka
                                           Title: Assistant Vice President

                            Pamco Cayman Ltd. By: Highland Capital Management, L.P. as Collateral Manager



                            By: /s/ JAMES DONDERO, CFA,CPA
                               -----------------------------------------------
                            Name: James Dondero, CFA, CPA
                            Title: President Highland Capital Management, L.P.

                            PACIFICA PARTNERS I, L.P. By: Imperial Credit Asset Management as its Investment Manager



                            By: /s/ DEAN K. KAWAI
                                ---------------------------------------------
                                Name: Dean K. Kawai
                                Title: Vice President

                                     The Industrial Bank of Japan, Limited

                                     By: /s/ JAMES W. MASTERS
                                         ----------------------------------
                                         Name: James W. Masters
                                         Title: Senior Vice President

                            AMARA-1 FINANCE, LTD. By: INVESCO Senior Secured Management, Inc. as Sub-Advisor



                             By: /s/ GREGORY STOECKLE
                                 ----------------------------------------------
                                 Name: Gregory Stoeckle
                                 Title: Authorized Signatory

                            AMARA-2 FINANCE, LTD. By: INVESCO Senior Secured Management, Inc. as Sub-Advisor



                            By /s/ GREGORY STOECKLE
                               -----------------------------------------------
                               Name: Gregory Stoeckle
                               Title: Authorized Signatory

                            AVALON CAPITAL LTD. By: INVESCO Senior Secured Management, Inc. as Portfolio Advisor



                            By: /s/ GREGORY STOECKLE
                                ----------------------------------------------
                                Name: Gregory Stoeckle
                                Title: Authorized Signatory

                            CERES II FINANCE LTD. By: INVESCO Senior Secured Management, Inc. as Sub-Managing Agent (Financial)



                            By: /s/ GREGORY STOECKLE
                                ----------------------------------------------
                                Name: Gregory Stoeckle
                                Title: Authorized Signatory

                            FLOATING RATE PORTFOLIO By: INVESCO Senior Secured Management, Inc. as attorney in fact



                            By: /s/ GREGORY STOECKLE
                                ----------------------------------------------
                                Name: Gregory Stoeckle
                                Title: Authorized Signatory

                            AERIES FINANCE-II LIMITED By: INVESCO Senior Secured Management, Inc. as Sub-Managing Agent



                            By: /s/ GREGORY STOECKLE
                                -----------------------------------------------
                                Name: Gregory Stoeckle
                                Title: Authorized Signatory

                            Massachusetts Mutual Life Insurance Company

                            By: /s/ STEVEN J. KATZ
                                ----------------------------------------------
                                Name: Steven J. Katz
                                Title: Second Vice President and Associate
                                       General Counsel

                            Longhorn CDO (Cayman) LTD. By: Merrill Lynch
                            Investment Managers, L.P. as Investment Advisor



                            By: /s/ ANTHONY HEYMAN
                                ----------------------------------------------
                                Name: Anthony Heyman
                                Title: Authorized Signatory

                                        NATIONAL BANK OF CANADA



                                        By: /s/ MICHAEL BLOOMENFELD
                                            -----------------------------------
                                            Name: Michael Bloomenfeld
                                            Title: Vice President & Manager

                                        By: /s/ PAT CLONINGER
                                            -----------------------------------
                                            Name: Michael Bloomenfeld
                                            Title: Vice President

                                       National City Bank

                                       By: /s/ KELLY L. MOYER
                                           --------------------------------
                                           Name: Kelly L. Moyer
                                           Title: Assistant Vice President

                            OCTAGON INVESTMENT PARTNERS III, LTD. By: Octagon Credit Investors, LLC as Portfolio Manager



                             By: /s/ MICHAEL B. NECHAMKIN
                                 ----------------------------------------------
                                 Name: Michael B. Nechamkin
                                 Title: Portfolio Manager

                                                   FORTIS BANK (NEDERLAND) N.V.



                                                   By: /s/ M.P.A. ZONDAG
                                                       ------------------------
                                                       Name: M.P.A. Zondag
                                                       Title: Vice President

                                                   By: /s/  R.M. BORST
                                                       ------------------------
                                                       Name: R.M. Borst
                                                       Title:

                            METROPOLITAN LIFE INSURANCE COMPANY



                             By: /s/ JAMES R. DINGLER
                                 ---------------------------------------
                                 Name: James R. Dingler
                                 Title: Director

                            METROPOLITAN PROPERTY AND CASUALTY INSURANCE COMPANY



                             By: /s/ JAMES R. DINGLER
                                 ---------------------------------------
                                 Name: James R. Dingler
                                 Title: Director

                                                   NATEXIS BANQUE



                                                   By: /s/ GARY KANIA
                                                       ------------------------
                                                       Name: Gary Kania
                                                       Title: Vice President

                                                   By: /s/ MICHAEL FERRIS
                                                       ------------------------
                                                       Name: Michael Ferris
                                                       Title: Vice President

                            Monument Capital Ltd.. as Assignee By: Alliance Capital Management L.P., as Investment Manager By:
                            Alliance Capital Management Corporation, as General Partner



                            By: /s/ KENNETH G. OSTMANN
                                ------------------------------------------
                                Name: Kenneth G. Ostmann
                                Title: Vice President

                                       Olympic Funding Trust, Series 1999-1



                                       By: /s/ KELLY C. WALKER
                                           ------------------------------
                                           Name: Kelly C. Walker
                                           Title: Authorized Agent

                                      Muirfield Trading LLC

                                      By: /s/ ANN E. MORRIS
                                          --------------------------------
                                          Name: Ann E. Morris
                                          Title: Assistant Vice President

                                     Gleneagles Trading LLC

                                     By  /s/ ANN E. MORRIS
                                         ---------------------------------
                                         Name: Ann E. Morris
                                         Title: Assistant Vice President

                            OCTAGON INVESTMENT PARTNERS II, LLC By: Octagon Credit Investors, LLC as sub-investment manager



                             By: /s/ MICHAEL B. MECHAMKIN
                                 ---------------------------------------------
                                 Name: Michael B. Mechamkin
                                 Title: Portfolio Manager

                            ML CLO XV PILGRIM AMERICA (CAYMAN) LTD. By: Pilgrim Investments, Inc. as its investment manager



                            By: /s/ JASON GROOM
                                ---------------------------------------------
                                Name: Jason Groom
                                Title: Vice President

                            PILGRIM CLO 1999-1 LTD. By: Pilgrim Investments, Inc. as its investment manager



                             By: /s/ JASON GROOM
                                 ---------------------------------------
                                 Name: Jason Groom
                                 Title: Vice President

                            SEQUILS PILGRIM-1 LTD. By: Pilgrim Investments, Inc. as its investment manager



                            By: /s/ JASON GROOM
                                --------------------------------------------
                                Name: Jason Groom
                                Title: Vice President

                                                   By: /s/ KELLY D. BABSON
                                                       ------------------------
                                                       Name: Kelly D. Babson
                                                       Title: Managing Director

                   Stein Rice Floating Rate Limited Liability Company

                   By: /s/ BRIAN W. GOOD
                       ------------------------------------------------------
                       Name: Brian W. Good
                       Title: Senior Vice President
                               Stein Roe & Farnham Incorporated, as Advisor to the Stein Roe Floating Rate Limited Liability Company

                            Liberty - Stein Roe Advisor Floating Rate Advantage Fund By: Stein Roe & Farnham Incorporated, as Advisor



                             By: /s/ BRIAN W. GOOD
                                 ---------------------------------------------
                                 Name: Brian W. Good
                                 Title: Sr. Vice President & Portfolio Manager

                                       Toronto Dominion (New York), Inc.



                                       By: /s/ GWEN ZIRKLE
                                           ----------------------------------
                                           Name: Gwen Zirkle
                                           Title: Vice President

                                        Union Bank of California, N.A.



                                        By: /s/ CHERYL CINELLI
                                            ----------------------------------
                                            Name: Cheryl Cinelli
                                            Title: Vice President

                                       VAN KAMPEN PRIME RATE INCOME TRUST



                                       By: /s/ DARVIN D. PIERCE
                                           -----------------------------------
                                           Name: Darvin D. Pierce
                                           Title: Vice President

                                   VAN KAMPEN SENIOR INCOME TRUST
                                   By: Van Kampen Investment Advisory Corp.



                                   By: /s/ DARVIN D. PIERCE
                                       --------------------------------------
                                       Name: Darvin D. Pierce
                                       Title: Vice President

                            VAN KAMPEN CLO I, LIMITED By: Van Kampen Management Inc., as Collateral Manager

                            By: /s/ DARVIN D. PIERCE
                                ----------------------------------------------
                                Name: Darvin D. Pierce
                                Title: Vice President

                            VAN KAMPEN CLO II, LIMITED By: Van Kampen Management Inc., as Collateral Manager

                            By: /s/ DARVIN D. PIERCE
                                ----------------------------------------------
                                Name: Darvin D. Pierce
                                Title: Vice President

                                                   KZH STERLING LLC



                                                   By: /s/ NICHOLAS LUCENTE
                                                       ------------------------
                                                       Name: Nicholas Lucente
                                                       Title: Authorized Agent

                                                   KZH ING-1, LLC



                                                   By: /s/ NICHOLAS LUCENTE
                                                       ------------------------
                                                       Name: Nicholas Lucente
                                                       Title: Authorized Agent

                                                   KZH WATERSIDE LLC






                                                   By: /s/ NICHOLAS LUCENTE
                                                       ------------------------
                                                       Name: Nicholas Lucente
                                                       Title: Authorized Agent

                                                   KZH ING-3 LLC



                                                   By: /s/ NICHOLAS LUCENTE
                                                       ------------------------
                                                       Name: Nicholas Lucente
                                                       Title: Authorized Agent

                                                   KZH PONDVIEW LLC



                                                   By: /s/ NICHOLAS LUCENTE
                                                       ------------------------
                                                       Name: Nicholas Lucente
                                                       Title: Authorized Agent

                                                   KZH RIVERSIDE LLC



                                                   By: /s/ NICHOLAS LUCENTE
                                                       ------------------------
                                                       Name: Nicholas Lucente
                                                       Title: Authorized Agent

                                                   Wells Fargo Bank Texas, N.A.



                                                   By: /s/ RICHARD GAN
                                                       ------------------------
                                                       Name: Richard Gan
                                                       Title: Vice President